SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ]    Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))

[X]    Definititive Proxy Statement

[ ]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                   Microwave Transmission Systems, Inc., Inc.
                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Acts Rules 14a-(6)(i)(1) and 0-11.

         1)   Title of each class of securities to which transaction applies.

         2)   Aggregate number of securities to which transaction applied:



         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



         4)   Proposed maximum aggregate value of transaction:




         5)   Total fee paid:





[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-12(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

1)       Amount Previously Paid.



2)       Form, Schedule or Registration Statement No.:


3)       Filing Party:


4)       Date Filed:

                       MICROWAVE TRANSMISSION SYSTEMS INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 18, 2001

To the Stockholders of MICROWAVE TRANSMISSION SYSTEMS, INC.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MICROWAVE TRANSMISSION SYSTEMS, INC. (the "Company"), a Texas corporation, will be held on Friday, May 18, 2001, beginning at 10:00 a.m., local time, at the Omni Richardson Hotel, 701 East Campbell Road, Richardson, TX 75081 for the following purposes:

      1. To elect seven directors to serve until the next Annual Meeting of Stockholders of the Company or until their respective successors are elected and qualified;

      2. To ratify the appointment of King Griffin & Adamson P.C. as the Company's independent auditors; and

      3. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed April 2, 2001 as the record date for the determination of the stockholders entitled to notice of, and to vote at, this meeting. The list of stockholders entitled to vote will be available for examination by any stockholder at the Company's executive offices at 541 Sterling Drive, Richardson, TX 75081 for ten days prior to May 18, 2001.

      You are cordially invited to attend the meeting in person, if possible. If you do not expect to be present in person, please sign and date the enclosed proxy and return it in the enclosed envelope, which requires no postage if mailed in the United States. The proxy must be signed by all registered holders exactly as the stock is registered. It will assist us in preparing for the meeting if you will return your signed proxies promptly regardless of whether you expect to attend in person or have many or few shares.



      BY ORDER OF THE BOARD OF DIRECTORS



      Richardson, TX

      April 13, 2001



                                    IMPORTANT

As a stockholder, you are urged to complete and mail the proxy promptly whether or not you plan to attend this Annual Meeting of Stockholders in person. It is important that your shares be voted.

                                  ----------------------------------------------

                      MICROWAVE TRANSMISSION SYSTEMS, INC.
                    541 Sterling Drive, Richardson, TX 75081

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 18, 2001


      This Proxy Statement is furnished to stockholders of Microwave Transmission Systems, Inc., a Texas corporation (the "Company"), in connection with the solicitation by order of the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on May 18, 2001, and is being mailed with proxies to such stockholders on or about April 13, 2001. Proxies in the form enclosed, properly executed by stockholders and returned to the Company, which are not revoked, will be voted at the meeting. The proxy may be revoked at any time before it is voted.

      The 2001 Annual Report of the Company covering the fiscal year ended December 31, 2000, is being mailed herewith to stockholders. It does not form any part of the material for the solicitation of proxies.

                            Outstanding Capital Stock

      The record date for stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders was the close business on April 2, 2001. At the close of business on that date the Company had issued, outstanding and entitled to vote at the meeting 6,340,084 shares of Common Stock (the "Common Stock").

                                Quorum And Voting

      The presence, in person or by proxy, of the holders of a majority of the total combined voting power of the outstanding capital stock of the Company is necessary to constitute a quorum at the Annual Meeting of Stockholders. In deciding all questions, a holder of Common Stock shall be entitled to one vote, in person or by proxy, for each share in the stockholder's name on the record date. At the record date, the total number of votes which could be cast by all holders of capital stock of the Company was 6,340,084.

                        Action to Be Taken at The Meeting

      The accompanying proxy, unless the stockholder specifies otherwise therein, will be voted (i) FOR the election as directors of the Company of persons named under the caption "Election of Directors"; (ii) FOR the ratification of the appointment of King Griffin & Adamson P.C. as the Company's independent auditors for the fiscal year ending December 31, 2001; and (iii) in the discretion of the proxy holders on any other matters that may properly come before the meeting or any adjournment thereof.

      In order to be elected a director, a nominee must receive a plurality of the votes cast at the meeting for the election of directors. The ratification of the appointment of King Griffin & Adamson P.C. as the Company's independent auditors requires a plurality of the votes cast at the meeting. (see "Quorum and Voting").

      When the giver of the proxy has appropriately specified how the proxy is to be voted, it will be voted accordingly. Your attention is directed to the accompanying proxy which provides a method for stockholders to withhold authority to vote for one or more nominees for director and to vote against or to abstain from voting on the other matters offered for approval. If any other matter or business is brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the share subject to the proxy, but management does not know of any such other matter or business.

      Should any nominee named herein for the office of director become unable or unwilling to accept nomination or election, the person or persons acting under the proxy will vote for the election in his place of such other person, if any, as management may recommend; however, management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. Each nominee has expressed to management his intention that, if elected, he will serve the entire term for which his election is sought.

                      Committees of the Board of Directors

      The Company does not have a nominating committee or a compensation committee. The Company's Board of Directors has established an Audit Committee and that committee has one member, Lou Strenger. The Audit Committee was formed in January 2001, and although the Company's securities are not traded on the American Stock Exchange, Mr. Strenger would satisfy the American Stock Exchange's definition of independence. The duties of the audit Committee are to recommend to the entire Board of Directors the selection of independent certified public accountants to perform an audit of the financial statements of the Company, to review the activities and report of the independent certified public accountants, and to report the results of such review to the entire Board of Directors. The Audit Committee also monitors the internal controls of the Company.

      The Audit Committee's report and charter are set forth in Appendix A hereto.



                              Director Compensation

      The following sets forth certain information regarding compensation of directors paid for services in 1999 and those appointed to serve as directors other than named executive officers:

                                                                                                Number of
                                 Annual                     Consulting                         Securities
                                Retainer         Meeting    Fees/Other      Number of          Underlying
       Name                       Fees            Fees         Fees          Shares              Options


Carl Morre                         -              $500            -           -                    -

S. Kerry Tassopoulos               -              $500            -           -                    -

Lou Strenger                       -              $500            -           -                    -



      Non-employee directors of the Company receive $500 per meeting attended and related travel expenses.

      In 2000 the Company's Board of Directors met once.

                              Election of Directors

      Directors of Texas corporations are to be elected at the meeting to hold office until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. It is intended that the shares, subject to the proxies solicited hereby, will be voted for the following nominees, whose age and position with the Company is indicated in the table, for director, unless otherwise specified on the proxy:

            Name         Age     Position

Preston D. Spurlin       41      Chief Executive Officer, President, Director
Susan King               56      Controller, Director
David Story              39      Project Manager, Director
Michael D. Sutton        35      Director of Field Services, Director
Carl Moore               46      Director
S. Kerry Tassopoulos     43      Director
Lou Strenger             52      Director

      Preston David Spurlin is the founder of MTSI, Inc. and has served as its Chief Executive Officer, President and Director since its inception in 1987.

      Susan King is the Company's Controller, a position she assumed upon joining the Company in May 1998. Ms. King has more than 35 years experience in accounting and accounting management and became a director of the Company in December 2000.

      David Story is a Project Manager for the Company, a position he assumed upon joining the Company in 1995. Mr. Story became a director of the Company in December 2000.

      Michael D. Sutton is Director of Field Services for the Company, a position he assumed upon joining the Company in 1987. Mr. Sutton became a director of the Company in December 2000.

      Carl Moore was a Vice President of Fort Worth Tower prior to its sale to an investment group in 1997. In 1999 Mr. Moore became president of Fort Worth Tower after its repurchase. Fort Worth Tower manufactures material used in the wireless communications industry.

      S. Kerry Tassopoulos, an attorney, is Director, Government Affairs and Assistant General Counsel of Excel Communications, a provider of long distance telecommunications. Immediately prior to joining Excel Communications in 1996, Mr. Tassopoulos was Director, Global Legal Resources for Mary Kay, Inc., a personal care, cosmetic and vitamin products company, a position he assumed in 1989. Mr. Tassopoulos became a director of the Company in December 2000.

      Lou Strenger is a business consultant relating to E-business, a position he assumed in 1997. He has consulted with a large, publicly held television and print media company regarding its internet presence as well as with a network of medical practitioners. From 1983 to 1997 Mr. Stringer was a management consultant with BLESCO Financial Services where he consulted on joint ventures in real estate property management, food service, remanufacturing, financial services, construction and media. Mr. Strenger became a director of the Company in December 2000.

      THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY IS REQUIRED TO ELECT A DIRECTOR. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE INDIVIDUALS NAMED ABOVE. ALL PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS ON THE FORM OF PROXY. WHERE NO SPECIFICATION IS MADE, PROXIES WILL BE VOTED "FOR" EACH OF THE ABOVE NOMINEES FOR DIRECTOR.

                       APPOINTMENT OF INDEPENDENT AUDITORS

      Based upon the recommendation of the Audit Committee, the Board of Directors has selected the firm of King Griffin & Adamson P.C. as independent auditors of the Company for the fiscal year ending December 31, 2001, upon approval by a majority of the stockholders present in person or represented by proxy at the Annual Meeting of Stockholders. King Griffin & Adamson P.C. has served as the Company's independent auditors since the fiscal year ending December 31, 1999. A representative of that firm is expected to be present at the Annual Meeting of Stockholders. Said representative will be available to answer questions and will be afforded an opportunity to make a statement if he or she so desires.

      For audit services rendered to the Company in fiscal 2000, the Company paid King Griffin & Adamson P.C. $36,479 for audit services and $13,018 in other fees, principally consisting of services relating to tax work and filings with the Securities and Exchange Commission.

      THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY IS REQUIRED TO APPROVE AND APPOINT THE AUDITORS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF THE AUDITORS. ALL PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS ON THE FORM OF PROXY. WHERE NO SPECIFICATION IS MADE, PROXIES WILL BE VOTED "FOR" THE APPROVAL OF THE AUDITORS.

Executive Officers and Compensation
      The Company's executive officers serve on its Board of Directors.

The following table sets forth certain information concerning the compensation of the chief executive officer of the Company and the other executive officers of the Company whose total annual salary and bonus exceeded $100,000, for the fiscal years ended December 31, 2000, 1999, and 1998.

                           Summary Compensation Table

     Name and                                            Annual Compensation            All Other
Principal Position             Fiscal Year           Salary              Bonus        Compensation(1)

P David Spurlin                     2000            $114,123            $2,054             $17,426
Chief Executive Officer             1999            $108,056            $1,956             $21,689
                                    1998            $103,347            $1,800             $20,959

(1) Represents premium paid on term life insurance policies on behalf of P. David Spurlin and employer contributions under the Profit Sharing Plan described below.

Section 16(a) Beneficial Ownership Reporting Compliance.

      Section 16(a) of the Securities and Exchange Act of 1934 generally requires the Company's Directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities ("10% owners") to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Directors, executive officers and 10% owners are required by the Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of copies of such reports furnished to the Company and written transaction reports of its Directors and executive officers indicating that no other reports were required to be filed during the 2000 fiscal year, the Company believes that all filing requirements applicable to its Directors, executive officers and 10% owners were complied with in accordance with Section 16(a).

Certain Relationships and Related Transactions

      The Company maintains a line of credit for $500,000 with a bank, and borrowings under that line of credit are guaranteed by Mr. Spurlin.

      The Company has a note receivable from Mr. Spurlin which totaled $257,561 and $181,009 at December 31, 2000 and 1999, respectively. Interest on the loan is charged at 6% per annum and is paid monthly. The loan is payable over twenty years.

      The Company leases its office facility from Mr. Spurlin. The facility is leased on a month-to-month basis, and has been classified as an operating lease. Total rent expense associated with this lease was $56,400 for each of the years ended December 31, 2000 and 1999.

      The Company also leases a house from Mr. Spurlin. The house provides lodging for out-of-town employees and contractors in lieu of the Company incurring hotel and other travel related charges. The lease began in April 1999 and continues on a month-to-month basis. Total rent expense associated with this lease was $8,400 and $11,900 for the years ended December 31, 2000 and 1999, respectively.

      Total rental expense for operating leases was $68,300 for each of the years ended December 31, 2000 and 1999.

      Mr. Spurlin also owns 51% of the stock of Viper Communication Systems, Inc. ("Viper"), CKS Management, Inc. ("CKS") and EPIC Communications, Inc. ("EPIC"). During 2000 and 1999, respectively, the Company received $200,116 and $116,751 in management fee income from Viper, CKS and EPIC. The Company charges these related entities a fee of 2% of their gross revenues for the accounting and bookkeeping services provided to them. In addition, during 2000 and 1999, respectively, the Company made cash loans to Viper, CKS and EPIC of $969,540 and $726,650 and the Company paid expenses of $5,998 and $108,815 on behalf of these entities. Portions of these advances were repaid in both years. The Company charges Viper, CKS and EPIC 9.75% interest on all net amounts outstanding. At December 31, 2000 and 1999, respectively, the Company had receivables from Viper, CKS and EPIC totaling $383,768 and $233,090.

      The Company generated $1,025,110 and $620,130 of its total revenues from these three affiliated entities from contracts to provide construction services and equipment. In addition, the Company's cost of sales includes $645,464 and $849,612 incurred with these three entities for similar services they provided to the Company. At December 31, 2000 and 1999, respectively, the Company had $154,064 and $5,800 in accounts payable in connection with services provided by these entities.

      The Company had a note receivable from one of these affiliated companies totaling $37,320 at December 31, 1999. Interest on the loan was charged at 9.75% per annum and was paid monthly. The loan was paid off in 2000.

      Management of the Company believes that each of the transactions described herein was made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties.

      Epic and Viper offer the same services that the Company does and are hired to complete the same types of projects that the Company is. However, each company is located in a specific geographical area in which their respective projects are undertaken - Epic in Austin, Texas (servicing Austin and portions of South Texas) and Viper in Florida (servicing Florida and portions of the surrounding area). While the customers of each of Epic and Viper might consider the Company to undertake these projects, management of the Company believes that these related entities are retained due to their specific geographic concentration and that for this reason the Company is not competitive with these companies. From time to time, the Company has subcontracted parts of its Projects to Epic and/or Viper on terms that management of the Company believes were no less favorable to the Company than could have been obtained from unaffiliated third parties. More often, however, these companies retain the Company to help complete their Projects.

      CKS performs subcontracted civil engineering services to the Company and to a variety of other customers. Whether or not the Company hires CKS or one of their competitors is based on CKS's availability and the price of their services. Management of the Company believes that when the Company has hired CKS, the Company has done so on terms no less favorable to the Company than could have been obtained from unaffiliated third parties.

                            CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information regarding the beneficial ownership as of March 15, 2000, of the Common stock by (a) each person known by the Company to be a beneficial owner of more than 5% of the outstanding shares of Common Stock and by each Selling Shareholder, (b) each director of the Company, (c) each Named Executive Officer, and (d) as directors and executive officers of the Company as a group. Unless otherwise noted, each beneficial owner named below has sole investment and voting power with respect to the Common Stock shown below as beneficially owned by him.

     Name and Address of                         Number of               Percent Beneficial
     Owner                                       Shares Owned            Owned

P. David Spurlin(1)                              5,750,000               90.7%

Susan King(1)                                       12,600                0.2%

David Story(1)                                      13,200                0.2%

Michael Sutton(1)                                    5,000                0.1%

Carl Moore                                            -                   0.0%
4104 Flower Garden
Arlington, TX 76016

S. Kerry Tassopoulos                                  -                   0.0%
8750 N. Central Expwy, #2000
Dallas, TX 75231

Lou Strenger                                          -                   0.0%
P.O Box 515922
Dallas, TX 75251

All executive directors and officers
   As a group (Seven people)                     5,780,800               91.2%

(1) The address of the indicated individual is 541 Sterling Drive, Richardson, TX 75081

                              STOCKHOLDER PROPOSALS

      Any proposals from stockholders to be presented for consideration for inclusion in the proxy material in connection with the next Annual Meeting of Stockholders of the Company scheduled to be held in May of 2001 must be submitted in accordance with the rules of the Securities and Exchange Commission and received by the Secretary of the Company at the mailing address set forth hereinafter no later than the close of business on December 20, 2001.

      Proposals of Shareholders intended to be presented at the next Annual Meeting of Stockholders which are not received by the Secretary of the Company before March 4, 2002, shall be untimely. Upon the presentation at the next Annual meeting of Shareholders of any matter not timely proposed, the persons named in he proxy accompanying the Company's proxy statement relating to that meeting will have the discretionary authority to vote all proxies on such matters in accordance with their best judgment.

                                  OTHER MATTERS

      The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing, and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In additional to the use of the mails, proxies may be solicited by personal interview, telephone, and telegram by directors, officers, and employees of the Company. Arrangements have been made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held by record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

      All information contained in this Proxy Statement relating to the occupation, affiliations, and securities holdings of directors and officers of the Company and their transactions with the Company is based upon information received from the individual directors and officers.

      Your directors and officers desire that all stockholders be represented at the Annual Meeting of Stockholders. In the event you cannot attend in person, please date, sign, and return the enclosed proxy in the enclosed, post-paid envelope at your earliest convenience so that your shares may be voted. The proxy must be signed by all registered holders exactly as the stock is registered.

      The Company will furnish without charge a copy of its Annual Report of Form 10-K, including the financial statements and the schedules thereto, for the fiscal year ended December 31, 2000 filed with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 to any stockholder upon written request to 541 Sterling Drive, Richardson, Texas 75081. A copy of the exhibits to such report will be furnished to any stockholder upon written request therefor and payment of a nominal fee.

      By Order of the Board of Directors.

         /s/ P. David Spurlin
        ---------------------------------
         P. David Spurlin, Chief Executive Officer

         Richardson, Texas
         April 13, 2001

                                   APPENDIX A

                             AUDIT COMMITTEE REPORT


  Introduction

      The Audit Committee of the Board of Directors (the "Audit Committee") is comprised of Lou Strenger. The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors, as well as the other matters set forth in the charter attached hereto. Management of the Company is responsible primarily for the effectiveness of the Company's accounting policies and practices, financial reporting and internal controls.

  Independence Review

      The Board of Directors appointed the Audit Committee in January 2001. In conjunction with other activities for fiscal year 2000, the Audit Committee reviewed and discussed the Company's audited financial statements with management of the Company. The members of the Audit Committee also discussed with the Company's independent auditors the matters required by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380) and considered the compatibility of nonaudit services with the auditor's independence. The Audit Committee received from the Company's independent auditors the written disclosures and the letter required by the Independence Standards Board Standard No. 1, and discussed with the independent certified accountants the independent auditors independence.

      Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

  Submitted by the Audit Committee of the Board of Directors


  Lou Strenger

                             Audit Committee Charter
I. Preamble:

         The Board of Directors of this corporation has formed an audit committee to promote the financial transparency of the corporation and to ensure the integrity of the corporation's financial reporting processes and products. This charter is meant to identify the personnel and functions of the audit committee. These guidelines contemplate the involvement of the outside counsel and where appropriate the involvement of the full Board of Directors.

II. Audit Committee Membership and Function:

         A. Definitions

                   1. Independence: A member of the audit committee and an auditor, respectively, are independent if they have no relationship to the corporation that may interfere with the exercise of their independence from management and the corporation, such as employment with the corporation or an affiliate within five years; corporate compensation other than fees for Board service; family relationship with a corporate officer or employee; or relationship to a business affiliate or partner of the corporation.

                   2. Financial Literacy: A member of the audit committee shall have financial literacy, as signified by the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Directors who have limited familiarity with finance can achieve such "literacy" through company-sponsored training programs.

         B. Prerequisites of Audit Committee Membership

                   1. The corporation shall have an audit committee composed solely of independent directors.

                   2. The audit committee shall be comprised of a minimum of three directors, each of whom is financially literate or becomes financially literate within a reasonable period of time after his or her appointment to the audit committee, and at least one member of the audit committee shall have accounting or related financial management experience.

         C. Audit Committee Function

                   1. The Board and the audit committee have the ultimate authority and responsibility to select, oversee, evaluate, and, where appropriate, to replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement). Oversight responsibilities are described further in Section III, below.

                   2. The outside auditor is ultimately accountable to the board of directors and the audit committee as the representatives of the shareholders.

III. Independent Auditor Oversight:

         A. Auditor Qualifications

                   1. The audit committee is responsible for ensuring its receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the company consistent with Independent Boards Board Standard 98-1.

                   2. The audit committee is also responsible for actively engaging in a dialogue with the audit with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and to take or recommend that the full Board take appropriate action to ensure the independence of the outside auditor.

                   3. The audit committee shall also with respect to the outside auditor

                            a) Review the audit firm's proposed executive partner and auditing personnel background and experience.
                            b) Determine auditor firm's registration with the AICPA's SEC practice division and participation in the voluntary peer review professional practice programs.
                            c) Review CPA's firm's litigation history and professional liability insurance.

         B. Auditor Engagement Letter.

                   1. Auditor's letter should define nature and scope of audit engagement and provide contract for professional services of the auditing firm.

         C. Annual Audit Planning and Supervision

                   1.  Inquire regarding audit scope, timing and conduct.

                   2. Ascertain that audit team has requisite industry and corporate knowledge, appropriate ratio of staff assistants to supervisors, and supervisory review procedures.

                   3. Confirm that auditor's written audit plan give sufficient consideration to (a) financial disclosures; (b) operational efficiency; (c) corporate compliance; (d) compliance with laws.

         D. Annual Audit Review. In connection with the annual audit, the audit committee shall:

                   1. Ascertain any disagreements among audit personnel or between audit personnel and company management.

                   2. Review corporate accounting policies and practices regarding:

                           a) Revenue recognition;
                           b) Reserving;
                           c) Asset capitalization; and
                           d) Extraordinary charges or write-offs.

                   3. Affirm that accounting policies are consistent with industry practices, that correct requirements are reflected in accounting policies and the accounting policies are consistent with a fair presentation of the financial statement in conformity with generally accepted accounting principles.

         E. Quarterly Review

                   1. Prior to the time that the company files its Quarterly Report on Form 10-Q, the auditor will conduct an SAS 71 Interim Financial Review.

                   2. Prior to the filing of the Form 10-Q and prior to the public announcement of the company's quarterly results, the auditor will discuss with the audit committee, or at least its chairman, and a representative of financial management, in person, or by telephone conference call, the matters described in AU Section 380, Communications with Audit Committee, including significant adjustments, significant new accounting policies, and disagreements with management.

         F. Annual Report

                   1. Review corporate annual report to evaluate whether it contains a fair and meaningful presentation of financial statements, footnotes, and supplementary information.

                   2. Affirm that the annual report discusses changes in corporate reporting or accounting practices (for example, departures from generally accepted accounting principles, exceptions to the consistent application of accounting principles, etc.)

                   3. Review disclosure and ensure that practices are fully and fairly disclosed.

                   4. Affirm appropriate use of statutory "safe harbor" disclosure if report contains forward looking information.

                   5. Prepare for the annual report to shareholders and for inclusion in the Company's annual filing on Form 10-K a letter to shareholders stating whether with respect to the prior fiscal year:

                            a) management has reviewed the audited financial statements with the audit committee, including a discussion of the quality of the accounting principles as applied and significant judgments affecting the company's financial statements;
                            b) the outside auditors have discussed with the audit committee the outside auditors' judgments of the quality of those principles as applied;
                            c) the members have discussed among themselves, without management or the outside auditors present, the information disclosed to the audit committee described in a) and b) above;
                            d) the audit committee, in reliance on the review and discussions conducted with management and the outside auditors believe that the company's financial statements are fairly presented in conformity with Generally Accepted Accounting Principles (GAAP) in all material respects.

         G. Additional Matters for Review. The audit committee shall also:

                   1. Review outside counsel's letter regarding litigation, claims and assessments and review accounting treatment concerning contingency losses and effect on financial statement

                   2. Confer with Outside Auditor or counsel to ascertain corporation's compliance regarding:

                           a. securities statutes;
                           b. antitrust laws;
                           c. income tax laws;
                           d. labor laws;
                           e. industry regulation.

                   3. Ascertain the existence of and review any material non-arm's length transactions.

IV. Internal Auditors:

         A. Audit Staff Qualifications. The audit committee shall:

                   1. Review background of internal auditing directors and groups and confer with outside auditor regarding competence of internal audit staff.

                   2. Ascertain internal audit staff's participation in programs of the Institute of Internal Auditors or other professional societies.

         B. Audit Function. The audit committee shall also:

                   1.  Review internal audit charter or plan.

                   2.  Review internal audit reporting responsibilities.

         C. Internal Audit Review.

                   1. Review internal audit staff work to ensure proper planning, supervision and review.

                   2. Review reports regarding compliance audits, operational audits, financial audits.

                   3. Review reports on internal accounting and administrative controls, to determine objectivity of recommendations.

                   4. Ascertain implementation of prior years' audit recommendations.

                   5. Ascertain any management disagreements with internal auditors.

                   6. Review audit staff relationship and interaction with other departments and outside auditors.

V. Audit Committee Report:

         A. Annual Report. The audit committee shall report at least annually to the Board, setting forth:

                   1.  the audit committee's function and responsibilities;

                   2. a chronological review of committee's activities, particularly auditing and accounting cycle activities;

                   3. a summary of the committee's recommendations, particularly with respect to the selection of the auditing firm and the review of the auditor's report;

                   4.  attach critical audit reports and management letters.

         B. Committee Charter. The audit committee shall:

                   1. At least annually, affirm in the proxy statement the existence of an audit committee charter and compliance with the charter;

                   2. At least annually, review charter for any necessary revisions and refer all revisions to the Board;

                   3. At least triennially attach audit committee charter to the annual proxy statement.

                                      PROXY

           This Proxy is Solicited on Behalf of the Board of Directors
                      MICROWAVE TRANSMISSION SYSTEMS, INC.
                                 ANNUAL MEETING
                                  May 18, 2001

         The undersigned hereby appoints P. David Spurlin and D. Susan King, and each of them, proxies to represent the undersigned, with full power of substitution at the Annual Meeting of Stockholders of Microwave Transmission Systems, Inc., to be held on Friday, May 18, 2001, at 10:00 a.m. at the Omni Richardson Hotel, 701 East Campbell Road, Richardson, TX 75081 and at any and all adjournments thereof:

-------------------------------------------------------------------------------



FOR all nominees listed below       /   /

WITHHOLD AUTHORITY to vote for all nominees listed below      /   /


                                                          P. David Spurlin
INSTRUCTION: To withhold authority for any individual     D. Susan King
nominee, strike a line through or otherwise strike the    David Story
nominee's name in the list at right.                      Michael Sutton
                                                          Carl Moore
                                                          S. Kerry Tassopoulos
                                                          Lou Strenger

2. PROPOSAL TO RATIFY THE APPOINTMENT OF KING GRIFFIN & ADAMSON P.C. AS THE COMPANY'S INDEPENDENT AUDITORS.

         FOR /   /             AGAINST /   /                   ABSTAIN   /   /

In their discretion, the Proxies are authorized to vote upon such other matters that may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR PROPOSALS 1 AND 2

Signatures of Stockholder(s) __________________________________ Dated ________
NOTE: Signature should agree with name on stock certificate. Executors, administrators, trustees and other fiduciaries should so indicate when signing.